UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file Number 811-03904
Value Line Tax Exempt Fund, Inc.
(Exact name of registrant as specified in charter)
7 Times Square,21st Floor, New York, N.Y. 10036-6524
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 212-907-1900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2015

Item I.   Reports to Stockholders.
A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/15 is included with this Form.

Semi-Annual Report
June 30, 2015

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund
(obtainable from the Distributor).
#00133181

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2015.
The six months ended June 30, 2015 were challenging ones for the fixed income Value Line Funds, as fixed income generated negative absolute returns. Still, the semi-annual period was highlighted by the Funds being recognized for their relative performance profiles.
•
Value Line Core Bond Fund outpaced its peers for the three-, five- and ten-year periods ended June 30, 2015, as noted by Lipper Inc.1 (core bond category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Total Returni versus its peers overall as of June 30, 2015. Additionally, Morningstar2 gave the Fund an overall Return rating of Above Averageii as of June 30, 2015.

•
Value Line Tax Exempt Fund, Inc. outpaced its peers for the semi-annual period ended June 30, 2015, as noted by Lipper Inc.1 (general & insured municipal debt category).

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2015, especially given the newsworthy events of the semi-annual period. We also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
U.S. real Gross Domestic Product (GDP) got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and in part due to mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. While the final GDP numbers for the second quarter of 2015 have not yet been reported as of this writing, most expect modest positive growth, as many of the driving forces of first quarter weakness were widely viewed as temporary.
On the positive side, U.S. unemployment declined from 5.6% at year-end 2014 to 5.3% in June 2015. Despite the declining unemployment rate, the labor picture was not uniformly positive. Job creation slowed toward the end of the semi-annual period, and the labor force participation rate edged down slightly. These mixed labor results contributed to lackluster retail sales, as consumers spent conservatively.
As would be expected in this period of relatively slow economic growth, inflationary pressures remained modest. Consumer prices remained in check, with the headline Consumer Price Index (CPI) rising just 0.1% year over year before seasonal adjustment as of June 2015. This was the first 12-month increase in CPI since December 2014. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Federal Reserve (the Fed), was up 1.8% in June 2015 from a year earlier. Notably, while the food segment of the CPI increased 1.8% during the 12 months ended June 2015, the energy segment of the CPI, despite rising in the months of May and June 2015, declined 15.0% over the same 12-month span.
The Fed continued to monitor inflation, as well as unemployment and other key market data, still looking for signs of inflation heading toward its desired 2% target. Inflationary pressures could be re-kindled should wage pressures build from declining unemployment. However, through June 2015, the Fed left the targeted federal funds rate unchanged near zero. At its June 2015 meeting, the Fed hinted that U.S. rates were still on track to increase later this year, though a shift lower in Fed officials’ economic growth and inflation forecasts signaled a potential delay, extending forecasts for an initial rate hike to late 2015. Fed Chair Janet Yellen maintained a cautious tone at the Fed’s press conference, noting the Fed would raise short-term interest rates only gradually, with the precise timing of  “lift off,” or its first rate hike, heavily dependent on data and developments.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index3, posted a return of  -0.10% during the semi-annual period. The yield curve steepened, as longer-term yields (i.e. securities with maturities of seven years and longer) rose, while shorter-term maturities (i.e. securities with maturities of less than seven years) ended the semi-annual period with lower rates. A steepening yield curve is one in which the differential in yields of securities with various maturities widens. The yield on the two-year U.S. Treasury bill declined approximately three basis points, while the yield on the bellwether 10-year U.S. Treasury note rose approximately 18 basis points and the yield on the 30-year U.S. Treasury increased approximately 36 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.)

President’s Letter (unaudited) (continued)

Much of the shift in interest rates derived from investor expectations that the Fed would delay its first rate hike. The concern was that should rates stay “lower for longer,” the lack of Fed action would serve to increase inflation. In turn, expectations for potentially higher inflation led to an increase in rates at the longer-term end of the yield curve, or spectrum of maturities, despite the realization of only lackluster inflation measures. Amidst this backdrop, investors were attracted to securities offering higher yields. High yield corporate bonds performed best relative to U.S. Treasuries, followed at some distance by securitized bonds, including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The securitized sector overall tends to be more defensive than U.S. Treasuries in an environment of modest rate increases and thus tends to outperform. Investment grade corporate bonds lagged U.S. Treasuries during the semi-annual period.
While it was difficult at times to get a clear picture of U.S. economic strength, investors strongly focused on the Fed’s announcements and the likelihood of the first interest rate hike some time in 2015. The Greek crisis added another level of uncertainty to the markets. Still, as a whole, new issue supply was met with generally good demand.
The tax-exempt fixed income market, as measured by the Barclays Municipal Bond Index4, modestly outpaced the broad taxable fixed income market during the semi-annual period, with a return of 0.12%. As in the taxable fixed income market, shorter maturity tax-exempt bonds were the best performers, ending the semi-annual period with lower rates, while yields on longer-term tax-exempt bonds rose, thus leading to a steeper municipal bond yield curve.
The municipal bond market sustained healthy supply/demand metrics during the semi-annual period. New issue supply was met with generally good demand, as both retail and institutional investors were attracted to securities reflecting higher yields given the rise in rates. Tax-exempt fund inflows were net positive for the six-month period ended June 30, 2015. Investors showed a relatively high comfort level with the outlook for most state and municipal credit profiles. Puerto Rico bonds faced heightened pressures in June 2015 when its governor signaled a need to restructure all of the commonwealth’s debt, including general obligations and sales tax bonds. As a result of the continued credit stress and inability of Puerto Rico to meet its debt obligations, S&P downgraded Puerto Rico’s bonds. Still, the fear of credit contagion from the well-documented problems in Puerto Rico did not spill over into the broader credit universe. That said, there remained clear concerns about issues specific to a handful of individual states, most notably for New Jersey, which suffered credit rating downgrades from the independent rating agencies, as the state grappled with sizable unfunded pension obligations. In addition, Louisiana and Texas saw their bonds weaken with the fall in energy prices, given that oil and gas comprise a significant portion of their respective economies.
From a fundamental perspective, municipal credit spreads remained at post-recession tight levels, and municipal bonds offered value relative to corporate bonds on an after-tax basis in the intermediate- and long-maturity ranges. Pension and health care costs were widely projected to absorb almost all of the expected revenue growth of local governments, which may continue to put pressure on municipal budgets. However, widespread defaults are not expected. The overall default rate within the municipal bond sector remained well below 1% at the end of the semi-annual period.
Overall, medium quality issues, or those rated in the BBB category, exhibited the best performance within the tax-exempt fixed income market during the semi-annual period, as investors continued to reach for yield within the low rate environment.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,

Mitchell Appel
President of the Value Line Funds

4

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Lipper Rankings represent the funds’ ranking within its Lipper asset class peer group and are based on total return performance and do not reflect the effect of sales charges. Although a fund may outperform peers when compared to Lipper peer groups, the returns for that time period may still be negative. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service. This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is no guarantee of future results. Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that trust stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

i
For Value Line Core Bond Fund: Total Return 4 rating for 3-year (445 funds) period ended June 30, 2015; 5 rating for 5-year (393 funds), 10-year (285 funds) and Overall (445 funds) periods ended June 30, 2015.

The Morningstar Rating™ for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees.

ii
For Value Line Core Bond Fund, Inc.: Morningstar Return: Average for the 3-year period ended June 30, 2015. Above Average for the 5-year, 10-year and overall periods ended June 30, 2015. All in the intermediate-term bond category.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

The Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE CORE BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed)
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the six months ended June 30, 2015.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of  -0.19% during the six months ended June 30, 2015. This compares to the -0.10% return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund lagged its benchmark due primarily to an underweighting compared to the Barclays Index in short- to intermediate-term U.S. Treasuries. Unlike longer-term bonds, these shorter-term U.S. Treasuries ended the semi-annual period with lower rates. On the positive side, issue selection, especially within the corporate bond sector, contributed positively to the Fund’s relative results. Duration and yield curve positioning also added value during the six-month reporting period.
Which fixed income market sectors most significantly affected Fund performance?
Having a modest overweight to taxable municipal bonds detracted from the Fund’s performance, as this sector significantly lagged the Barclays Index during the semi-annual period. Further, having an underweight to mortgage-backed securities within the securitized sector, which performed strongly during the semi-annual period, hurt.
Within the corporate bond sector, several issues within the technology industry were especially weak performers. Still, issue selection overall within the corporate bond sector was most beneficial to the Fund’s relative results. In particular, an out-of-benchmark exposure to high yield corporate bonds boosted returns, as high yield corporate bonds outpaced investment grade corporate bonds during the semi-annual period. Also, within the investment grade corporate bond sector, an overweight to the financials industry, which was the best performing segment, and an underweight to the utilities industry, which was the weakest performing segment, helped. The Fund’s significant overweight to commercial mortgage-backed securities (“CMBS”), which performed strongly, was additive to its performance as well.
The poorest performers on an individual basis were technology-related corporate bonds, including positions in computer hardware and storage company Seagate Technology and digital wireless communications equipment manufacturer Qualcomm. The top five performers in the Fund during the semi-annual period were all high yield corporate bonds, with a position in television show and movie Internet subscription service provider Netflix the biggest individual positive contributor.
What was the Fund’s duration strategy?
Duration positioning in the Fund had a positive effect on its performance relative to the Barclays Index during the reporting period. We kept the Fund’s duration short that of the Barclays Index by approximately 1/3 year, which helped, as rates generally rose. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning contributed positively to the Fund’s performance. The Fund was underweight compared to the Barclays Index at the long-term end of the U.S. Treasury yield curve. This positioning helped as it was the longer-term segment of the yield curve that saw the steepest rise in rates during the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

Were there any notable changes in the Fund’s weightings during the semi-annual period?
During the semi-annual period, we reduced the Fund’s allocation to long-term U.S. Treasury securities in anticipation of a rising rate environment. We also reduced the Fund’s exposure to short-term U.S. Treasury securities, reallocating those proceeds into asset-backed securities. We increased the Fund’s position in high yield corporate bonds in anticipation of a strengthening global economy. These shifts in sector weightings were implemented without notable effect on the Fund’s duration but enabled the Fund to gain incremental income.
How was the Fund positioned relative to its benchmark index at the end of June 2015?
At the end of June 2015, the Fund remained overweight relative to the Barclays Index in spread, or non-U.S. Treasury, sectors. The Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The Fund was also overweight the securitized sector overall, specifically asset-backed securities and CMBS, but had an underweight to mortgage-backed securities. The Fund remained underweight relative to the Barclays Index in U.S. Treasuries given our focus on enhancing investment income.
What is your tactical view and strategy for the months ahead?
At the end of June 2015, the Fund was positioned for a gradual rise in rates. This includes an overweight to spread sectors, as U.S. Treasuries tend to underperform in a rising rate environment. We also maintained a modest presence in high yield corporate bonds given our expectations for a strengthening U.S. economy. Any renewed geopolitical risk might cause us to increase the Fund’s U.S. Treasury holdings in anticipation of a flight to quality by investors. Any surprise actions by the Fed may also cause us to reevaluate the Fund’s positioning.
As we continue to seek to maximize current income, we maintain a long-term investment perspective.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2015 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
FNMA Pool #MA1107, 3.50%, 7/1/32	$1,137,157	$1,189,574	1.6%
U.S. Treasury Bonds, 5.25%, 11/15/28	900,000	1,173,094	1.5%
U.S. Treasury Notes, 1.50%, 1/31/22	1,000,000	968,125	1.3%
U.S. Treasury Bonds, 3.63%, 8/15/43	675,000	742,605	1.0%
U.S. Treasury Notes, 1.38%, 3/31/20	700,000	693,109	0.9%
U.S. Treasury Bonds, 2.00%, 1/15/26	595,995	684,184	0.9%
U.S. Treasury Bonds, 4.38%, 2/15/38	550,000	676,328	0.9%
FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	635,403	675,513	0.9%
GNMA II Pool #MA1922, 5.00%, 5/20/44	583,448	640,412	0.8%
U.S. Treasury Notes, 2.13%, 6/30/21	600,000	607,453	0.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*
Sector weightings exclude short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2015 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	54.8%
4 – 4.99%	20.2%
5 – 5.99%	17.8%
6 – 6.99%	4.5%
7 – 7.99%	2.7%

Value Line Core Bond Fund
Schedule of Investments (unaudited)

Principal Amount		Value
ASSET-BACKED SECURITIES (4.6%)
$231,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	$231,624
140,000	Americredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27%, 7/8/19	140,307
150,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.46%, 7/20/20(1)	150,985
270,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.92%, 9/20/19(1)	269,131
194,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.26%, 5/21/18	194,621
275,000	Capital Auto Receivables Asset Trust, Series 2014-2, Class A4, 1.62%, 10/22/18	277,111
200,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	200,467
150,000	Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A3, 1.27%, 5/15/19(1)	150,347
350,000	Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	350,374
500,000	Ford Credit Auto Lease Trust, Series 2014-A, Class A4, 0.90%, 6/15/17	499,964
150,000	Ford Credit Auto Owner Trust, Series 2014-A, Class A4, 1.29%, 4/15/19	150,311
245,000	Ford Credit Floorplan Master Owner Trust A, Series 2013-1, Class A1, 0.85%, 1/15/18	245,186
300,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	303,745
Principal Amount		Value
ASSET-BACKED SECURITIES (4.6%) (continued)
$110,000	Synchrony Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	$108,586
200,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	207,870
TOTAL ASSET-BACKED SECURITIES (Cost $3,484,946) (4.6%)		3,480,629
COMMERCIAL MORTGAGE-BACKED SECURITIES (5.8%)
150,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.69%, 6/11/50(2)	159,900
350,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	364,260
362,616	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	381,232
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.68%, 8/25/45(1)(2)	207,275
151,776	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.19%, 12/25/45(1)(2)	156,232
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.27%, 4/25/46(1)(2)	201,493
310,933	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	301,985
600,000	GNMA, Series 2013-12, Class B, 2.32%, 11/16/52(2)	577,422
403,557	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	390,392
255,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	264,365
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (5.8%) (continued)
$264,867	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(2)	$284,358
150,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A2, 3.00%, 10/15/46	155,105
400,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	410,144
167,854	Sequoia Mortgage Trust, Series 2004-8, Class A1, 0.89%, 9/20/34(2)	160,169
177,590	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A2, 2.45%, 6/25/34(2)	170,322
241,670	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.23%, 4/25/45(2)	242,797
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,558,139) (5.8%)		4,427,451
CORPORATE BONDS & NOTES (41.8%)
	BASIC MATERIALS (1.6%)
200,000	ArcelorMittal, Senior Unsecured Notes, 5.25%, 2/25/17(3)	207,750
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22(3)	148,500
200,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(1)	193,483
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	204,670
200,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	212,895
250,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	263,125
		1,230,423

See Notes to Financial Statements.

June 30, 2015

Principal Amount		Value
CORPORATE BONDS & NOTES (41.8%) (continued)
	COMMUNICATIONS (3.6%)
$150,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	$150,075
150,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	146,572
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	185,369
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	251,438
250,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24(3)	252,157
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24(3)	256,875
150,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	147,769
250,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	260,000
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	282,445
300,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(1)	308,016
209,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	212,391
150,000	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, 9/15/43	175,463
150,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 4/1/24	146,872
		2,775,442
	CONSUMER, CYCLICAL (4.3%)
300,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19	346,839
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	149,205
Principal Amount		Value
	CONSUMER, CYCLICAL (4.3%) (continued)
$250,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, 7/16/31	$319,452
300,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	298,442
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.75%, 5/15/16(3)	252,987
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.40%, 4/10/18(3)	250,621
275,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16(1)	280,873
200,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	219,876
250,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	263,637
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(1)	100,799
100,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	105,395
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	155,146
200,000	Ryland Group, Inc. (The), Guaranteed Notes, 6.63%, 5/1/20	222,000
50,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 3.13%, 2/15/23	47,623
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	244,940
		3,257,835
	CONSUMER, NON-CYCLICAL (5.8%)
150,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	147,545
Principal Amount		Value
	CONSUMER, NON-CYCLICAL (5.8%) (continued)
$125,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, 3/12/18	$125,660
200,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	199,202
200,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	192,405
250,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23	255,707
100,000	Constellation Brands, Inc., Guaranteed Notes, 4.25%, 5/1/23(3)	98,500
300,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	306,972
250,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	271,276
250,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	250,896
250,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	254,075
250,000	HJ Heinz Co., Secured Notes, 4.25%, 10/15/20(3)	255,312
200,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45(1)	184,137
150,000	Kroger Co. (The), Senior Unsecured Notes, 2.95%, 11/1/21	149,041
350,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	368,971
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	154,875
350,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	348,937
150,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	147,929
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	94,898

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (41.8%) (continued)
	CONSUMER, NON-CYCLICAL (5.8%) (continued)
$250,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	$268,750
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	99,989
244,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(1)	246,132
		4,421,209
	ENERGY (2.4%)
300,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	329,221
250,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17(3)	241,976
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	190,059
200,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19	198,334
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	147,013
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	99,383
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22(3)	209,893
250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	264,209
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	169,412
		1,849,500
	FINANCIAL (19.1%)
100,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	96,544
Principal Amount		Value
	FINANCIAL (19.1%) (continued)
$250,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	$257,500
200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	206,250
250,000	American Express Co., Senior Unsecured Notes, 0.87%, 5/22/18(2)	249,218
350,000	American International Group, Inc., Senior Unsecured Notes, 3.38%, 8/15/20	362,274
300,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(3)	301,669
200,000	AvalonBay Communities, Inc. MTN, Senior Unsecured Notes, 3.45%, 6/1/25	196,667
150,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	164,475
200,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	199,518
250,000	Bank of America Corp., Series L, Senior Unsecured Notes, 1.35%, 11/21/16	249,949
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(1)	309,426
500,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	558,299
250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	253,654
100,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	99,000
250,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	254,507
350,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	347,622
Principal Amount		Value
	FINANCIAL (19.1%) (continued)
$250,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	$249,966
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(1)	251,541
300,000	Deutsche Bank AG, Senior Unsecured Notes, 1.88%, 2/13/18	299,082
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	218,872
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	242,917
350,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	366,807
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23	245,809
300,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	304,599
250,000	General Electric Capital Corp. MTN, Guaranteed Notes, 1.03%, 8/11/15(2)	249,989
272,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	286,980
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	117,295
350,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	349,199
350,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	380,161
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22(3)	209,395
200,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(1)	223,000

See Notes to Financial Statements.

June 30, 2015

Principal Amount		Value
CORPORATE BONDS & NOTES (41.8%) (continued)
	FINANCIAL (19.1%) (continued)
$200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	$196,655
300,000	JPMorgan Chase Bank NA, Subordinated Notes, 6.00%, 10/1/17	327,106
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	258,112
100,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25	98,184
160,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17(1)(3)	168,985
250,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.60%, 6/24/19(1)	251,393
100,000	Mizuho Bank, Ltd., Guaranteed Notes, 3.20%, 3/26/25(1)	98,097
400,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	421,978
300,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19(3)	302,772
250,000	PNC Funding Corp., Guaranteed Notes, 5.13%, 2/8/20(3)	280,277
350,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19(3)	355,048
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	249,832
250,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	248,729
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.00%, 9/24/15(3)	200,552
300,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	294,933
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	280,492
Principal Amount		Value
	FINANCIAL (19.1%) (continued)
$300,000	Standard Chartered PLC, Senior Unsecured Notes, 1.50%, 9/8/17(1)	$299,325
350,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	345,822
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	151,068
200,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	201,522
150,000	UBS AG MTN, Senior Unsecured Notes, 2.35%, 3/26/20(3)	148,956
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	251,318
350,000	Wells Fargo & Co., Senior Unsecured Notes, 5.63%, 12/11/17	384,552
300,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	355,118
250,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	286,365
		14,559,375
	INDUSTRIAL (2.2%)
100,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	98,875
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	217,000
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.05%, 3/15/22	249,521
150,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45	138,346
200,000	Lafarge S.A., Senior Unsecured Notes, 6.20%, 7/9/15(1)	199,910
250,000	Masco Corp., Senior Unsecured Notes, 7.13%, 3/15/20	290,000
8,000	Owens Corning, Inc., Guaranteed Notes, 6.50%, 12/1/16(3)	8,508
Principal Amount		Value
	INDUSTRIAL (2.2%) (continued)
$250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	$244,983
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	196,881
		1,644,024
	TECHNOLOGY (1.0%)
150,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	150,481
150,000	Micron Technology, Inc., Senior Unsecured Notes, 5.25%, 8/1/23(1)	143,813
250,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25	243,620
250,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, 1/1/25(1)	248,463
		786,377
	UTILITIES (1.8%)
200,000	Consumers Energy Co., 3.13%, 8/31/24	198,633
300,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	329,942
380,000	Florida Power & Light Co., 4.95%, 6/1/35	417,024
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	152,048
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	250,603
		1,348,250
TOTAL CORPORATE BONDS & NOTES (Cost $31,808,880) (41.8%)		31,872,435
FOREIGN GOVERNMENT OBLIGATIONS (0.9%)
100,000	Colombia Government International Bond, Senior Unsecured Notes, 5.00%, 6/15/45	92,500
300,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	330,750

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.9%) (continued)
$250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	$261,563
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $675,329) (0.9%)		684,813
LONG-TERM MUNICIPAL SECURITIES (2.4%)
	CALIFORNIA (0.9%)
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	86,515
200,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	205,834
200,000	State of California, Build America Bond, General Obligation Unlimited, 5.70%, 11/1/21	235,846
125,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	150,167
		678,362
	NEW YORK (0.4%)
300,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	305,184
	TEXAS (1.0%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	267,265
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	467,080
		734,345
Principal Amount		Value
	VIRGINIA (0.1%)
$100,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	$121,156
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,836,045) (2.4%)		1,839,047
SHORT-TERM MUNICIPAL SECURITIES (0.3%)
	ILLINOIS (0.3%)
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	255,823
TOTAL SHORT-TERM MUNICIPAL SECURITIES (Cost $256,485) (0.3%)		255,823
U.S. GOVERNMENT AGENCY OBLIGATIONS (24.0%)
69,006	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	75,939
56,508	FHLMC Gold PC Pool #A29633, 5.00%, 1/1/35	62,376
39,512	FHLMC Gold PC Pool #A56491, 5.00%, 1/1/37	43,478
635,403	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	675,513
148,030	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	156,869
15,369	FHLMC Gold PC Pool #B12822, 5.00%, 3/1/19	16,056
6,277	FHLMC Gold PC Pool #B17398, 4.50%, 12/1/19	6,581
35,293	FHLMC Gold PC Pool #B18034, 4.50%, 4/1/20	36,770
91,107	FHLMC Gold PC Pool #C09004, 3.50%, 7/1/42	93,949
19,207	FHLMC Gold PC Pool #C91413, 3.50%, 12/1/31	20,048
433,172	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	462,730
1,043	FHLMC Gold PC Pool #E92226, 5.00%, 11/1/17	1,088
1,220	FHLMC Gold PC Pool #E92829, 5.00%, 12/1/17	1,273
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (24.0%) (continued)
$15,469	FHLMC Gold PC Pool #E93499, 5.00%, 12/1/17	$16,151
2,287	FHLMC Gold PC Pool #E98960, 5.00%, 9/1/18	2,388
225,380	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	232,249
31,990	FHLMC Gold PC Pool #G08184, 5.00%, 1/1/37	35,242
3,895	FHLMC Gold PC Pool #G11986, 5.00%, 4/1/21	4,211
5,673	FHLMC Gold PC Pool #G12319, 5.00%, 6/1/21	6,121
31,521	FHLMC Gold PC Pool #G18044, 4.50%, 3/1/20	33,027
6,377	FHLMC Gold PC Pool #J00118, 5.00%, 10/1/20	6,701
93,583	FHLMC Gold PC Pool #J00139, 5.00%, 10/1/20	97,768
28,185	FHLMC Gold PC Pool #J03233, 5.00%, 8/1/21	29,447
295,493	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	314,805
29,722	FHLMC Gold PC Pool #Q01181, 4.50%, 6/1/41	32,203
116,110	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	119,737
244,822	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	259,117
186,493	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	192,309
449,274	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	447,935
421,626	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	420,316
21,143	FHLMC REMIC Trust Series 2643, Class ME, 3.50%, 3/15/18	21,224
500,000	FNMA, 1.63%, 11/27/18	506,051

See Notes to Financial Statements.

June 30, 2015

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (24.0%) (continued)
$13,798	FNMA Pool #254383, 7.50%, 6/1/32	$17,192
35,921	FNMA Pool #254476, 5.50%, 9/1/32	40,460
23,034	FNMA Pool #254684, 5.00%, 3/1/18	24,113
80,514	FNMA Pool #255496, 5.00%, 11/1/34	89,186
6,125	FNMA Pool #255580, 5.50%, 2/1/35	6,889
4,401	FNMA Pool #258149, 5.50%, 9/1/34	4,954
25,593	FNMA Pool #412682, 6.00%, 3/1/28	29,344
1,202	FNMA Pool #511823, 5.50%, 5/1/16	1,205
181	FNMA Pool #568625, 7.50%, 1/1/31	186
29,325	FNMA Pool #571090, 7.50%, 1/1/31	29,802
897	FNMA Pool #573935, 7.50%, 3/1/31	920
8,536	FNMA Pool #622373, 5.50%, 12/1/16	8,701
12,488	FNMA Pool #623503, 6.00%, 2/1/17	12,797
86,696	FNMA Pool #626440, 7.50%, 2/1/32	97,695
6,373	FNMA Pool #631328, 5.50%, 2/1/17	6,525
740	FNMA Pool #638247, 5.50%, 5/1/17	757
579	FNMA Pool #643277, 5.50%, 4/1/17	592
6,832	FNMA Pool #685183, 5.00%, 3/1/18	7,152
1,210	FNMA Pool #688539, 5.50%, 3/1/33	1,357
14,352	FNMA Pool #703936, 5.00%, 5/1/18	15,023
30,170	FNMA Pool #726889, 5.50%, 7/1/33	33,977
75,965	FNMA Pool #735224, 5.50%, 2/1/35	85,677
23,737	FNMA Pool #763393, 5.50%, 2/1/34	26,620
3,746	FNMA Pool #769682, 5.00%, 3/1/34	4,149
67,776	FNMA Pool #769862, 5.50%, 2/1/34	76,407
1,057	FNMA Pool #778141, 5.00%, 5/1/34	1,172
835	FNMA Pool #789150, 5.00%, 10/1/34	922
10,589	FNMA Pool #797154, 5.50%, 11/1/34	12,006
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (24.0%) (continued)
$31,511	FNMA Pool #801063, 5.50%, 11/1/34	$35,484
23,220	FNMA Pool #803675, 5.50%, 12/1/34	26,152
28,160	FNMA Pool #804683, 5.50%, 12/1/34	31,577
10,718	FNMA Pool #910242, 5.00%, 3/1/37	11,847
147,645	FNMA Pool #919584, 6.00%, 6/1/37	167,604
49,669	FNMA Pool #975116, 5.00%, 5/1/38	54,788
20,363	FNMA Pool #AA2531, 4.50%, 3/1/39	22,014
73,014	FNMA Pool #AB2053, 3.50%, 1/1/26	77,195
340,574	FNMA Pool #AB2346, 4.50%, 2/1/41	369,088
249,322	FNMA Pool #AB5231, 2.50%, 5/1/27	254,202
323,214	FNMA Pool #AB5716, 3.00%, 7/1/27	335,608
522,455	FNMA Pool #AB8144, 5.00%, 4/1/37	578,189
365,608	FNMA Pool #AC8908, 4.50%, 1/1/40	396,168
28,906	FNMA Pool #AD1035, 4.50%, 2/1/40	31,321
128,247	FNMA Pool #AD8536, 5.00%, 8/1/40	141,793
180,136	FNMA Pool #AE1853, 4.00%, 8/1/40	191,455
175,250	FNMA Pool #AH3226, 5.00%, 2/1/41	194,096
138,430	FNMA Pool #AH8932, 4.50%, 4/1/41	149,658
41,322	FNMA Pool #AI0620, 4.50%, 5/1/41	44,778
251,112	FNMA Pool #AI4285, 5.00%, 6/1/41	278,135
205,056	FNMA Pool #AJ5888, 4.50%, 11/1/41	221,697
58,578	FNMA Pool #AJ9278, 3.50%, 12/1/41	60,548
165,129	FNMA Pool #AL3272, 5.00%, 2/1/25	182,147
6,937	FNMA Pool #AL5259, 3.50%, 5/1/29	7,319
350,820	FNMA Pool #AQ0287, 3.00%, 10/1/42	349,890
118,652	FNMA Pool #AR2174, 3.00%, 4/1/43	118,774
405,843	FNMA Pool #AR6394, 3.00%, 2/1/43	406,218
484,735	FNMA Pool #AS2337, 4.50%, 5/1/44	524,052
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (24.0%) (continued)
$170,596	FNMA Pool #AS3155, 4.00%, 8/1/44	$180,795
122,330	FNMA Pool #AS3157, 4.00%, 8/1/44	129,645
291,539	FNMA Pool #AU1847, 3.00%, 9/1/43	291,568
179,688	FNMA Pool #AU2135, 2.50%, 8/1/28	182,998
282,997	FNMA Pool #AU4279, 3.00%, 9/1/43	283,070
203,813	FNMA Pool #AV6345, 4.50%, 1/1/44	220,687
300,694	FNMA Pool #AW0353, 4.50%, 3/1/44	325,643
520,656	FNMA Pool #AW5055, 3.50%, 7/1/44	537,820
173,593	FNMA Pool #AW6645, 3.00%, 6/1/29	179,970
173,218	FNMA Pool #AW7362, 2.50%, 8/1/29	175,876
433,758	FNMA Pool #AX0416, 4.00%, 8/1/44	459,890
296,632	FNMA Pool #AX1138, 3.50%, 9/1/44	306,037
284,462	FNMA Pool #AX9013, 3.50%, 2/1/45	293,482
481,014	FNMA Pool #AY2728, 2.50%, 2/1/30	487,302
396,050	FNMA Pool #MA0641, 4.00%, 2/1/31	422,781
1,137,157	FNMA Pool #MA1107, 3.50%, 7/1/32	1,189,574
16,275	FNMA REMIC Trust Series 2003-38, Class TC, 5.00%, 3/25/23	16,674
158,560	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	157,580
336,394	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	341,696
1,604	GNMA I Pool #429786, 6.00%, 12/15/33	1,873
30,682	GNMA I Pool #548880, 6.00%, 12/15/31	34,798
27,235	GNMA I Pool #551762, 6.00%, 4/15/32	31,537
3,017	GNMA I Pool #557681, 6.00%, 8/15/31	3,422
12,350	GNMA I Pool #582415, 6.00%, 11/15/32	14,434
50,546	GNMA I Pool #583008, 5.50%, 6/15/34	58,348
44,969	GNMA I Pool #605025, 6.00%, 2/15/34	52,032

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (24.0%) (continued)
$17,759	GNMA I Pool #605245, 5.50%, 6/15/34	$20,181
12,869	GNMA I Pool #610944, 5.50%, 4/15/34	14,516
31,706	GNMA I Pool #622603, 6.00%, 11/15/33	36,073
4,590	GNMA I Pool #626480, 6.00%, 2/15/34	5,321
24,811	GNMA II Pool #3645, 4.50%, 12/20/19	26,012
239,628	GNMA II Pool #5332, 4.00%, 3/20/42	255,411
208,456	GNMA II Pool #MA1520, 3.00%, 12/20/43	211,775
193,322	GNMA II Pool #MA1678, 4.00%, 2/20/44	205,022
583,448	GNMA II Pool #MA1922, 5.00%, 5/20/44	640,412
187,740	GNMA II Pool #MA2445, 3.50%, 12/20/44	195,776
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $18,172,407) (24.0%)		18,317,280
U.S. TREASURY OBLIGATIONS (18.0%)
	U.S. TREASURY NOTES & BONDS (18.0%)
350,000	U.S. Treasury Bonds, 7.88%, 2/15/21	464,570
595,995	U.S. Treasury Bonds, 2.00%, 1/15/26(4)	684,184
900,000	U.S. Treasury Bonds, 5.25%, 11/15/28	1,173,094
550,000	U.S. Treasury Bonds, 4.38%, 2/15/38	676,328
300,000	U.S. Treasury Bonds, 4.38%, 5/15/40	369,398
675,000	U.S. Treasury Bonds, 3.63%, 8/15/43	742,605
430,000	U.S. Treasury Bonds, 3.38%, 5/15/44	451,668
150,000	U.S. Treasury Bonds, 2.50%, 2/15/45(3)	132,012
70,000	U.S. Treasury Notes, 0.38%, 10/31/16	69,956
250,000	U.S. Treasury Notes, 0.50%, 11/30/16	250,156
450,000	U.S. Treasury Notes, 0.88%, 12/31/16	452,637
200,000	U.S. Treasury Notes, 0.75%, 3/15/17	200,703
150,000	U.S. Treasury Notes, 0.88%, 10/15/17	150,340
300,000	U.S. Treasury Notes, 0.88%, 11/15/17	300,563
Principal Amount		Value
	U.S. TREASURY NOTES & BONDS (18.0%) (continued)
$500,000	U.S. Treasury Notes, 0.75%, 12/31/17	$498,946
300,000	U.S. Treasury Notes, 1.00%, 2/15/18	300,891
600,000	U.S. Treasury Notes, 1.38%, 12/31/18	603,422
600,000	U.S. Treasury Notes, 1.50%, 3/31/19	604,594
500,000	U.S. Treasury Notes, 3.13%, 5/15/19	533,555
450,000	U.S. Treasury Notes, 1.63%, 6/30/19	454,254
200,000	U.S. Treasury Notes, 1.63%, 12/31/19	200,828
200,000	U.S. Treasury Notes, 1.25%, 1/31/20	197,312
700,000	U.S. Treasury Notes, 1.38%, 3/31/20	693,109
200,000	U.S. Treasury Notes, 1.13%, 4/30/20	195,406
300,000	U.S. Treasury Notes, 2.25%, 4/30/21	306,281
600,000	U.S. Treasury Notes, 2.13%, 6/30/21	607,453
1,000,000	U.S. Treasury Notes, 1.50%, 1/31/22	968,125
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	147,387
550,000	U.S. Treasury Notes, 2.75%, 2/15/24	571,012
350,000	U.S. Treasury Notes, 2.25%, 11/15/24	347,867
200,000	U.S. Treasury Notes, 2.00%, 2/15/25(3)	194,312
200,000	U.S. Treasury Notes, 2.13%, 5/15/25(3)	196,375
TOTAL U.S. TREASURY NOTES & BONDS (Cost $13,807,986) (18.0%)		13,739,343
TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,807,986) (18.0%)		13,739,343
Shares		Value
SHORT-TERM INVESTMENTS (6.6%)
	MONEY MARKET FUNDS (6.6%)
3,746,588	State Street Navigator Securities Lending Prime Portfolio(5)	3,746,588
1,237,851	State Street Institutional Liquid Reserves Fund	1,237,851
TOTAL SHORT-TERM INVESTMENTS (Cost $4,984,439) (6.6%)		4,984,439
Shares	Value
TOTAL INVESTMENT SECURITIES (104.4%) (Cost $79,584,656)	$79,601,260
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.4%)	(3,388,948)
NET ASSETS (100%)	$76,212,312
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($76,212,312 ÷ 5,155,384 shares outstanding)	$14.78
(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of June 30, 2015, the market value of the securities on loan was $3,669,365.

(4)
Treasury Inflation Protected Security (TIPS).

(5)
Securities with an aggregate market value of  $3,669,365 were out on loan in exchange for $3,746,588 of cash collateral as of June 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1G in the Notes to Financial Statements.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

See Notes to Financial Statements.

June 30, 2015

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$3,480,629	$—	$3,480,629
Commercial Mortgage-Backed Securities	—	4,427,451	—	4,427,451
Corporate Bonds & Notes*	—	31,872,435	—	31,872,435
Foreign Government Obligations	—	684,813	—	684,813
Long-Term Municipal Securities*	—	1,839,047	—	1,839,047
Short-Term Municipal Securities	—	255,823	—	255,823
U.S. Government Agency Obligations	—	18,317,280	—	18,317,280
U.S. Treasury Obligations	—	13,739,343	—	13,739,343
Short-Term Investments	4,984,439	—	—	4,984,439
Total Investments in Securities	$4,984,439	$74,616,821	$—	$79,601,260
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed)
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.
To achieve the Fund’s investment objectives, under normal conditions, EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.
Manager Discussion of Fund Performance
Below, Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the six months ended June 30, 2015.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of  -0.06% during the six months ended June 30, 2015. This compares to the 0.12% return of the Fund’s benchmark, the Barclays Municipal Bond Index (the “Barclays Municipal Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the reporting period?
The Fund modestly underperformed its benchmark, the Barclays Municipal Index, after fees and expenses. Issue selection and sector allocation generated mixed results. Yield curve and duration positioning contributed most positively to relative performance.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results was having an overweighted allocation to the education sector, which lagged the Barclays Index during the semi-annual period. Having an underweighted allocation to the hospitals sector, which outpaced the Barclays Index during the semi-annual period, also hurt. Exposure to the debt of the State of New Jersey further dampened results, as these bonds were relatively poor performers during the semi-annual period. New Jersey suffered credit rating downgrades from the independent rating agencies, as the state grappled with sizable unfunded pension obligations.
On the positive side, overweighting revenue bonds and underweighting general obligation (“GO”) bonds at the local and state level helped performance, as the Revenue Index (a subset of the Barclays Municipal Index) outperformed the GO Index (another subset of the Barclays Index) during the semi-annual period. Investors searching for yield saw value in the higher yielding revenue bonds that offered some credit protection in the form of regular tax receipts or other revenue streams. Also, having no exposure to the debt of Puerto Rico, which continued to be pressured by serious credit problems, boosted relative returns. Issue selection amongst housing-related bonds and water and sewer bonds added value as well.
What was the Fund’s duration strategy?
Duration positioning in the Fund was additive to its relative performance during the reporting period. We kept the Fund’s duration approximately one-fourth to one-half of a year shorter than that of the Barclays Municipal Index through most of the reporting period. We maintained this stance in anticipation of a rising interest rate environment. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning overall contributed most positively to the Fund’s performance during the reporting period. It served the Fund well to be underweight the longer-term segment of the yield curve during a period that saw a steepening yield curve. Interest rates rose for securities maturities of seven years and longer, while shorter-term maturities ended the semi-annual period with lower rates, causing the yield curve to steepen. Much of the shift in rates came from investor expectations for a delay by the Federal Reserve (the Fed) in raising interest rates. The concern was that should rates stay “lower for longer,” the lack of Fed action would serve to increase inflation. Expectations for potentially higher inflation led to an increase in rates at the longer-term end of the yield curve.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

Were there any notable changes in the Fund’s weightings during the semi-annual period?
During the reporting period, there were no notable changes in the Fund’s weightings and little trading. We maintained the Fund’s focus on higher quality issues, as negative credit events continued to surface in several lower-rated states, such as Illinois and New Jersey. We also maintained the Fund’s duration slightly short that of the Barclays Municipal Index and its underweight on the longer-term end of the yield curve in anticipation of gradually higher interest rates. We invested new cash inflows to maintain duration at approximately one-half year shorter than that of the Barclays Municipal Index, with new purchases primarily in higher quality, mostly AA-rated bonds.
How was the Fund positioned relative to its benchmark index at the end of June 2015?
At the end of June 2015, the Fund maintained its conservative focus on credit quality, with a bias toward utilities and housing bonds. We maintained the Fund’s duration shorter than that of the Barclays Municipal Index and its lighter weighting toward the longer-term end of the yield curve.
What is your tactical view and strategy for the months ahead?
At the end of June 2015, we believed new deals would likely increase in the next several months, as maturities edge up. Credit weakness in the already weaker states of New Jersey and Illinois is likely to continue, in our view, as both states continue to struggle with budgetary issues. Given this view, we intend to maintain the Fund’s focus on the higher quality end of the credit spectrum and to favor revenue bonds over general obligation bonds, as we look to enhance investment income. We may also look for opportunities to reduce the Fund’s exposure to New Jersey, as this state remains challenged by its budgetary issues. Of course, any tax law changes or threat of a change and/or any material change in an individual state’s or municipality’s creditworthiness would likely cause us to reevaluate the Fund’s positioning.
As we continue to seek maximum income exempt from federal income taxes while avoiding undue risk to principal, we maintain a long-term investment perspective.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2015 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
Arlington Texas, Special Tax, 5.00%, 8/15/28	$1,575,000	$1,718,246	2.4%
Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	1,170,000	1,319,503	1.8%
Leander Texas Independent School District, General Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41	5,000,000	1,159,700	1.6%
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	1,000,000	1,139,770	1.6%
Cleveland Ohio Airport System Revenue, Revenue Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	1,000,000	1,095,670	1.5%
Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25	855,000	918,723	1.3%
Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	750,000	855,210	1.2%
Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	750,000	842,738	1.2%
Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18	750,000	833,400	1.2%
Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	750,000	816,960	1.1%
Asset Allocation – Percentage of Net Assets

Cash & Other Assets - Net 1.9%
Long-Term Municipal Securities 98.1%

Sector Weightings – Percentage of Total Investment Securities*

*
Sector weightings exclude short-term investments.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2015 (unaudited) (continued)

Quality Diversification – Credit Quality Expressed as a Percentage of Net Assets as of 6/30/15
Percentage of Fund’s Investments
Aaa/AAA	13.1%
Aa1/AA+	20.3%
Aa2/AA	23.0%
Aa3/AA-	14.9%
A1/A+	9.4%
A2/A	7.8%
A3/A-	8.4%
Baa1	0.8%
NR	0.4%
Total Investments	98.1%
Cash and other assets in excess of liabilities	1.9%
Total Net Assets	100.0%
Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments (unaudited)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%)
	ALABAMA (0.5%)
$310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	$324,288
	ALASKA (0.3%)
200,000	North Slope Boro Alaska, General Obligation Unlimited, NATL-RE Insured, Ser. A, 5.00%, 6/30/17	Aa2	217,012
	ARIZONA (0.6%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	166,880
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	245,837
			412,717
	ARKANSAS (0.7%)
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	532,645
	CALIFORNIA (14.0%)
150,000	Berkeley Joint Powers Financing Authority, Revenue Bonds, 5.00%, 10/1/20	AA*	173,197
100,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, 5.00%, 9/1/33	Aa3	112,743
500,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Ser. A, 5.25%, 10/1/38	Aa1	558,660
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	Aa3	284,947
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	282,625
225,000	California State Department of Water Resources Center Valley Project Water System, Ser. AG, Refunding Revenue Bonds, 4.38%, 12/1/29	Aa1	238,957
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	572,785
150,000	Department of Health Services-Richmond Laboratory, Ser. B, 4.00%, 11/1/15	A1	151,899
250,000	Judicial Council Projects, Ser. D, 5.00%, 12/1/18	A1	282,342
200,000	Ser. H, 5.00%, 12/1/24	A1	240,298
	California State, General Obligation Unlimited:
565,000	5.00%, 2/1/38	Aa3	627,783
500,000	5.25%, 11/1/40	Aa3	579,375
250,000	City of Pasadena, California Certificate of Participation, Ser. C, 4.75%, 2/1/38	AA+*	259,097
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(1)	A2	265,900
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, FSA Insured, 5.25%, 10/15/21	A2	266,255
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	136,076
	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C:
60,000	Senior Ser. B, 5.00%, 7/1/22	Aa3	72,034
75,000	Senior Ser. C, 5.00%, 7/1/21	AA+*	89,353
	Los Angeles Unified School District, General Obligation Unlimited, Ser. B:
775,000	AMBAC Insured, 4.00%, 7/1/18(2)	Aa2	798,537
135,000	AMBAC Insured, 5.00%, 7/1/18(2)	Aa2	146,582
220,000	Marin Community College District, General Obligation Unlimited, Election 2004, Ser. B, 4.75%, 8/1/34	Aa1	244,803
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	369,323
60,000	Ser. F, 5.00%, 7/1/28	Aa1	70,828
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	166,235
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	275,845
150,000	San Diego Public Facilities Financing Authority Water Revenue, Revenue Bonds, Ser. A, 5.25%, 8/1/38	Aa2	165,105
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa2	196,994
See Notes to Financial Statements.

June 30, 2015

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	CALIFORNIA (14.0%) (continued)
$855,000	Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25(2)	A1	$918,723
150,000	Santa Monica Public Financing Authority, Lease Revenue Bonds, Ser. A, 4.00%, 6/1/18	Aa2	162,953
200,000	State of California, General Obligation Unlimited, 4.00%, 3/1/25	Aa3	223,258
	State of California, General Obligation Unlimited, Refunding Bonds:
105,000	5.00%, 2/1/24	Aa3	122,914
250,000	5.25%, 2/1/29	Aa3	288,060
	State of California, General Obligation Unlimited, Various Purpose Bonds:
250,000	5.00%, 9/1/41	Aa3	276,327
260,000	5.50%, 4/1/21	Aa3	299,348
150,000	University of California Limited Project, Revenue Bonds, Ser. G, 5.00%, 5/15/37	Aa3	168,904
			10,089,065
	COLORADO (0.8%)
500,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa2	560,770
	CONNECTICUT (0.7%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	199,710
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty-Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	282,808
			482,518
	DELAWARE (0.3%)
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	222,210
	DISTRICT OF COLUMBIA (0.2%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	111,375
	FLORIDA (5.0%)
650,000	Cape Coral Florida Utility Special Assessment, Southwest 4 Area, AGM Insured, 4.50%, 7/1/18	A2	684,105
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, NATL-RE Insured, 5.00%, 10/1/23	A1	287,875
	City of Jacksonville, Florida Special Revenue, Revenue Bonds:
250,000	Ser. A, 5.25%, 10/1/30	Aa3	288,197
125,000	Ser. B, 5.00%, 10/1/17	Aa3	136,563
75,000	Hillsborough County Industrial Development Authority, Hospital Revenue Refunding Bonds, Tampa General Hospital Project, Ser. A, 5.00%, 10/1/20	A3	85,421
415,000	Hillsborough County School Board Certificates of Participation, Master Lease Program, NATL-RE Insured, 5.00%, 7/1/22	Aa2	446,955
300,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A3	350,958
750,000	Miami-Dade County Florida Double Barreled Aviation, General Obligation Unlimited, 5.00%, 7/1/27	Aa2	842,737
215,000	Polk County Florida Public Facilities, Revenue Bonds, NATL-RE Insured, 5.00%, 12/1/21	Aa3	219,225
250,000	State of Florida, Department of Transportation, General Obligation Unlimited, 5.00%, 7/1/22	Aa1	297,205
			3,639,241
	GEORGIA (3.1%)
150,000	Augusta Georgia Water & Sewerage Revenue, Revenue Bonds, 4.00%, 10/1/28	A1	158,029
500,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds, Ser. B, AGM Insured, 5.25%, 11/1/34	Aa3	561,440
200,000	County of DeKalb Georgia Water & Sewerage Revenue, Revenue Bonds, Ser. A, 4.00%, 10/1/15	Aa3	201,942
	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser.:
125,000	5.25%, 7/1/36	Aa3	140,683
500,000	Ser. A, 4.00%, 7/1/36	Aa3	511,350
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	685,579
			2,259,023
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	GUAM (0.4%)
	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured:
$150,000	5.00%, 10/1/20	A2	$173,645
120,000	5.00%, 10/1/39	A2	134,822
			308,467
	HAWAII (0.8%)
485,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	544,539
	IDAHO (0.8%)
250,000	Idaho Housing & Finance Association, Grant & Revenue Anticipation Bonds, Federal Highway - A, 5.00%, 7/15/29	A2	279,635
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	276,423
			556,058
	ILLINOIS (2.7%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	107,592
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A2	209,714
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A2	275,070
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	Aa3	165,504
250,000	Illinois State, General Obligation Unlimited, 5.00%, 3/1/16	A3	256,370
190,000	Kane Kendall Etc Counties Community College District No. 516, General Obligation Unlimited, Ser. A, 5.00%, 12/15/20	Aa1	221,468
500,000	Northern Illinois Municipal Power Agency, Revenue Bonds, Prairie State Project, Ser. A, NATL-RE Insured, 5.00%, 1/1/20	A2	541,545
150,000	University of Illinois, Revenue Bonds, Auxiliary Facilities System, Ser. A, 5.00%, 4/1/17	Aa3	160,669
			1,937,932
	INDIANA (2.4%)
605,000	Columbus Indiana Renovation School Building Corporation First Mortgage, Revenue Bonds, NATL-RE State Aid Withholding Insured, 5.00%, 7/15/21	A3	606,186
295,000	Franklin Township School Building Corporation Unrefunded First Mortgage, Marion County, Revenue Bonds, NATL-RE State Aid Withholding Insured, 5.00%, 7/15/23	A3	295,575
750,000	Saint Joseph County Indiana Educational Facilities Revenue, University of Notre Dame Du Lac Project, Revenue Bonds, 5.00%, 3/1/36	Aaa	816,960
			1,718,721
	IOWA (0.7%)
500,000	Iowa Finance Authority, State Revolving Fund, Revenue Bonds, 3.38%, 8/1/29	Aaa	507,285
	KANSAS (0.7%)
500,000	Johnson County Kansas Unified School District No. 512 Shawnee Mission, General Obligation Unlimited, Ser. A, 4.50%, 10/1/27	Aaa	513,020
	KENTUCKY (0.7%)
450,000	Kentucky State Turnpike Authority Economic Development Road Revenue, Revenue Bonds, Revitalization Projects, Ser. A, 5.00%, 7/1/19	Aa2	513,225
	LOUISIANA (0.8%)
250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	288,728
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa2	165,220
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	Aa3	98,648
			552,596
	MAINE (1.0%)
	Maine Municipal Bond Bank, Revenue Bonds:
225,000	Ser. D, 4.00%, 11/1/20	AA+*	251,363
100,000	Ser. E, 5.00%, 11/1/18	Aa2	109,592
See Notes to Financial Statements.

June 30, 2015

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	MAINE (1.0%) (continued)
$200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	$222,670
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	110,197
			693,822
	MARYLAND (0.8%)
500,000	Howard County Maryland Consolidated Public Improvement, General Obligation Unlimited, Ser. A, 4.00%, 2/15/23	Aaa	542,490
50,000	University System of Maryland, Auxiliary Facilities & Tuition Revenue, Revenue Bonds, Ser. A, 5.00%, 10/1/16	Aa1	52,884
			595,374
	MASSACHUSETTS (5.0%)
245,000	Martha’s Vineyard Land Bank, Revenue Bonds, AMBAC Insured, 4.25%, 5/1/36(2)	A-*	247,898
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	509,490
	Massachusetts Development Finance Agency:
500,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	582,110
75,000	Partners Healthcare, Revenue Bonds, Ser. L, 5.00%, 7/1/36	Aa3	82,924
250,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Harvard University, Ser. A, 5.00%, 12/15/30	Aaa	286,020
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	622,040
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	276,963
350,000	Massachusetts State, General Obligation Limited, AMBAC Insured, Consolidated Loan, Ser. C, 5.00%, 8/1/37(2)	Aa1	379,281
115,000	Town of Nantucket, Massachusetts Municipal Purpose Loan, General Obligation Limited, 4.13%, 2/15/24	Aa1	122,530
500,000	University of Massachusetts Building Authority Project Revenue, Revenue Bonds, Senior Ser. 1, 5.00%, 11/1/15	Aa2	508,135
			3,617,391
	MICHIGAN (0.6%)
250,000	Grand Rapids Michigan Water Supply, Revenue Bonds, 5.00%, 1/1/17	Aa2	266,275
145,000	Michigan Finance Authority, State Revolving Fund Revenue, Clean Water, Refunding Revenue Bonds, 5.00%, 10/1/20	AAA*	170,098
			436,373
	MISSISSIPPI (0.5%)
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	325,599
	NEBRASKA (0.8%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	A3	320,460
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	258,647
			579,107
	NEVADA (0.8%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	260,090
200,000	County of Clark, Nevada Refunding, General Obligation Limited, Ser. B, 4.00%, 7/1/17	Aa1	212,896
100,000	County of Washoe, Nevada Refunding, General Obligation Limited, Ser. A, 4.00%, 3/1/17	Aa2	105,331
			578,317
	NEW HAMPSHIRE (0.7%)
500,000	New Hampshire State, General Obligation Unlimited, Ser. B, 4.00%, 2/1/30	Aa1	528,445
	NEW JERSEY (3.6%)
100,000	New Jersey Institute of Technology, Revenue Bonds, Ser. A, General Obligation of Institution Insured, 5.00%, 7/1/42	A1	108,727
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,139,770
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	NEW JERSEY (3.6%) (continued)
	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds:
$125,000	AHS Hospital Corp., 5.00%, 7/1/17	A1	$134,527
245,000	Hospital Asset Transformation, Ser. A, 5.25%, 10/1/18	A3	264,637
150,000	Ser. A, 4.00%, 7/1/26	A3	155,805
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transportation System:
245,000	Ser. A, AMBAC Insured, 4.75%, 12/15/37(2)	A3	246,350
250,000	Ser. B, 5.00%, 6/15/18	A3	267,710
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A3	184,929
100,000	Ser. F, 5.00%, 1/1/35	A3	109,823
			2,612,278
	NEW MEXICO (0.6%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	155,751
250,000	New Mexico Finance Authority, State Transportation Revenue, Refunding Revenue Bonds, 5.00%, 6/15/18	Aa1	279,400
			435,151
	NEW YORK (8.1%)
150,000	County of Saratoga, New York Public Improvement Bonds, General Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa2	160,587
400,000	County of Westchester, General Obligation Unlimited, Ser. B, 3.00%, 6/1/21	Aa1	420,556
400,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	Aa1	440,080
110,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/23	Baa1	126,954
200,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A2	221,218
	New York State Dormitory Authority, Revenue Bonds:
170,000	Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	A2	170,663
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	112,477
50,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	57,638
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	Aa1	558,160
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	159,771
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	298,260
100,000	State Supported Debt, State University Dormitory Facilities, Ser. A, 4.00%, 7/1/15	Aa2	100,011
400,000	New York State Environmental Facilities Corp., Revenue Bonds, Ser. A, 5.00%, 12/15/16	Aa1	426,888
	New York State Environmental Facilities Corp., Revolving Funds Revenue Bonds:
500,000	Ser. B, 5.00%, 6/15/28	Aaa	550,545
125,000	Ser. C, 4.13%, 6/15/22	Aaa	130,190
150,000	New York State Urban Development Corp., State Personal Income Tax Revenue, Revenue Bonds, Ser. C, 5.00%, 12/15/17	Aa1	165,097
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	102,194
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	112,901
	Triborough Bridge & Tunnel Authority, Revenue Bonds:
250,000	FSA-CR AGM-CR MBIA Insured, 5.50%, 11/15/19	A1	294,045
100,000	Subser. D, 5.00%, 11/15/15	A1	101,823
500,000	Subser. D, 5.00%, 11/15/26	A1	556,500
100,000	Unrefunded, Ser. C, 5.00%, 11/15/19	Aa3	112,248
500,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA*	511,285
			5,890,091
See Notes to Financial Statements.

June 30, 2015

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	NEW YORK CITY (6.1%)
	City of New York, General Obligation Unlimited:
$350,000	Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	$382,375
250,000	Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	283,052
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	253,603
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
500,000	Ser. C, 4.75%, 6/15/33	Aa1	516,525
250,000	Ser. DD, 4.50%, 6/15/38	Aa2	257,675
100,000	Ser. DD, 5.00%, 6/15/34	Aa2	111,960
60,000	Ser. FF, 5.00%, 6/15/45	Aa2	65,283
	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds:
200,000	Ser. GG-1, 5.00%, 6/15/39	Aa2	224,574
150,000	Ser. GG-1, 5.25%, 6/15/32	Aa2	170,412
500,000	New York City Municipal Water Finance Authority, Water and Sewer Second General Resolution Fiscal 2008, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	Aa2	530,535
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	338,271
265,000	Prerefunded, Ser. B, 5.00%, 11/1/23	**	285,821
150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	168,405
160,000	Subser. F-1, 5.00%, 5/1/23	Aa1	190,376
135,000	Unrefunded, Ser. B, 5.00%, 11/1/23	Aa1	145,251
200,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2012, Subser. S-1A, State Aid Withholding Insured, 4.00%, 7/15/21	Aa2	223,916
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art, Ser. 1A, 5.00%, 4/1/28	Aa2	277,152
			4,425,186
	NORTH CAROLINA (2.6%)
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	A-*	309,285
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	386,540
250,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	276,910
85,000	North Carolina Medical Care Commission, Revenue Bonds, Wake Forest Baptist Obligated Group, Ser. B, 5.00%, 12/1/24	A2	97,060
	Raleigh Durham Airport Authority, Revenue Bonds:
195,000	Ser. A, 5.00%, 5/1/36	Aa3	218,488
250,000	Ser. B-1, 5.00%, 11/1/28	Aa3	282,475
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	324,107
			1,894,865
	NORTH DAKOTA (0.7%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	349,201
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	156,345
			505,546
	OHIO (3.5%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	227,296
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	312,162
1,000,000	Cleveland Ohio Airport System Revenue, Revenue Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	A3	1,095,670
350,000	Cleveland-Cuyahoga County Port Authority, Revenue Bonds, The Cleveland Museum Art Project, 5.00%, 10/1/19	AA+*	400,197
150,000	Columbus Ohio Metropolitan Library Special Obligation, Revenue Bonds, Ser. 1, 5.00%, 12/1/23	Aa2	172,370
300,000	Ohio State Water Development Authority Revenue, Revenue Bonds, Water Pollution Control Loan-C, 5.00%, 12/1/18	Aaa	339,693
			2,547,388
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	OKLAHOMA (0.4%)
$250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA*	$289,410
	OREGON (0.8%)
500,000	Oregon State, General Obligation Unlimited, Refunding Revenue Bonds, Ser. N, 5.00%, 12/1/21	Aa1	596,715
	PENNSYLVANIA (4.0%)
500,000	Centennial School District Bucks County, General Obligation Limited, Ser. A, State Aid Withholding Insured, 5.00%, 12/15/34	Aa2	575,110
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	AA-*	222,454
495,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Refunding Bonds, Ser. A, AGM Insured, 5.25%, 12/15/32	A2	543,718
750,000	Delaware Valley Regional Finance Authority, Permanently Fixed Revenue Bonds, AMBAC Insured, 5.50%, 8/1/18(2)	A2	833,400
300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa3	323,727
	University of Pittsburgh-of the Commonwealth System of Higher Education, Capital Project Revenue Bonds, Ser. B:
50,000	5.00%, 9/15/31	Aa1	55,553
100,000	5.00%, 9/15/19	Aa1	113,588
225,000	York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	AA*	245,241
			2,912,791
	RHODE ISLAND (0.7%)
500,000	Rhode Island State & Providence Plantations, General Obligation Unlimited, Consolidated Capital Development Loan, Ser. C, NATL-RE Insured, 5.00%, 11/15/16	Aa2	531,470
	SOUTH CAROLINA (2.1%)
500,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	529,825
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aa1	387,026
150,000	Clemson University South Carolina Athletic Facilities, Refunding Revenue Bonds, 3.00%, 5/1/20	Aa3	159,857
195,000	South Carolina Jobs-Economic Development Authority, Refunding and Improvement Revenue Bonds, Palmetto Health, 5.75%, 8/1/39	Baa1	209,717
250,000	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Georgetown Hospital, Ser. B, 3.50%, 2/1/25	A3	250,432
			1,536,857
	TENNESSEE (0.5%)
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	265,733
90,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	92,241
			357,974
	TEXAS (11.2%)
1,575,000	Arlington Texas, Special Tax, 5.00%, 8/15/28	A1	1,718,246
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	73,700
100,000	City of Dallas, Unrefunded General Obligation Limited, Refunding Bonds, 5.00%, 2/15/23	Aa1	117,678
160,000	City of El Paso Texas, Water & Sewer Revenue, Improvement Refunding Revenue Bonds, Ser. A, 5.00%, 3/1/23	AA+*	187,651
150,000	City of Houston Texas, Public Improvement Refunding Bonds, General Obligation Limited, Ser. A, 5.00%, 3/1/25	Aa2	168,181
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	83,283
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	230,268
250,000	Fort Worth Independent School District, School Building, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 2/15/20	Aa1	290,080
1,170,000	Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A, 5.00%, 8/15/32	Aa3	1,319,503
500,000	Hays Texas Consolidated Independent School District, General Obligation Unlimited, Serial CIB, PSF-GTD Insured, 4.50%, 8/15/32	AAA*	517,060
5,000,000	Leander Texas Independent School District, General Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41(1)	AAA*	1,159,700
See Notes to Financial Statements.

June 30, 2015

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (98.1%) (continued)
	TEXAS (11.2%) (continued)
$250,000	Lower Colorado River Authority, Revenue Bonds, Ser. A, 5.00%, 5/15/31	A1	$279,252
135,000	North Fort Bend Water Authority, Revenue Bonds, AGM Insured, Ser. A, 3.00%, 12/15/19	A2	143,334
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	230,590
250,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. B, 5.00%, 8/1/16	Aaa	262,662
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	298,240
125,000	University of Texas Financing System, Revenue Bonds, Ser. D, 4.25%, 8/15/19	Aaa	140,233
515,000	Upper Trinity Regional Water District, Revenue Refunding Bond, AMBAC Insured, 5.25%, 8/1/21(2)	A3	517,220
375,000	Ysleta Texas Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/30	AAA*	394,455
			8,131,336
	VERMONT (0.7%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	212,472
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa2	289,400
			501,872
	VIRGINIA (0.4%)
250,000	Virginia State Resources Authority, Revenue Bonds, Virginia Pooled Financing Program, Ser. C, 5.00%, 11/1/18	Aaa	282,165
	WASHINGTON (3.0%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aa1	266,040
100,000	City of Seattle Washington, Water System Revenue, Revenue Bonds, Ser. B, 4.00%, 8/1/15	Aa1	100,332
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	101,168
	Energy Northwest Washington Electric Refunding-Project 3, Revenue Bonds:
300,000	Ser. A, 5.00%, 7/1/17	Aa1	325,548
120,000	Ser. D, 5.00%, 7/1/16	Aa1	125,618
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	279,553
200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 4/1/26	Aa1	235,512
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	352,810
100,000	Washington State, Motor Vehicle Fuel Tax, General Obligation Unlimited, Ser. B, 5.00%, 7/1/24	Aa1	120,939
250,000	Washington State, Motor Vehicle Tax - Senior 520, General Obligation Unlimited, Ser. C, 5.00%, 6/1/32	Aa1	281,500
			2,189,020
	WEST VIRGINIA (0.3%)
175,000	West Virginia School Building Authority, Revenue Bonds, 5.00%, 7/1/17	A1	189,355
	WISCONSIN (2.1%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	155,858
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA-*	229,118
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	280,470
750,000	Wisconsin State, General Obligation Unlimited, Ser. C, 4.50%, 5/1/20	Aa2	855,210
			1,520,656
	WYOMING (0.3%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A+*	238,240
	TOTAL LONG-TERM MUNICIPAL SECURITIES (98.1%) (Cost $68,737,224)		$70,945,501
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)		1,390,684
	NET ASSETS (100.0%)		$72,336,185
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE ($72,336,185 ÷ 7,280,183 shares outstanding)		$9.94
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

**
Security no longer rated by Moody’s and Standard & Poor’s.

(1)
Zero coupon bond.

(2)
In November 2010, AMBAC Financial Group, Inc. (AMBAC) filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

Assured GTY
Assured Guaranty Insurance Company.

FHA
Federal Housing Administration.

FSA
Financial Security Assurance.

MBIA
Municipal Bond Investors Assurance Corporation.

NATL-RE
National Public Finance Guarantee Corporation.

PSF-GTD
Permanent School Fund Guaranteed.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$70,945,501	$—	$70,945,501
Total Investments in Securities	$—	$70,945,501	$—	$70,945,501

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2015 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$79,601,260	$70,945,501
Cash	—	671,482
Receivable for securities sold	96,071	10,000
Interest and dividends receivable	504,847	898,203
Receivable for capital shares sold	819	750
Prepaid expenses	8,982	12,062
Receivable for securities lending income	429	—
Total Assets	80,212,408	72,537,998
Liabilities:
Payable upon return of securities on loan (See Note 1G)	3,746,588	—
Payable for capital shares redeemed	127,465	8,099
Dividends payable to shareholders	14,549	31,649
Accrued expenses:
Advisory fee	19,268	52,624
Service and distribution plan fees	6,292	—
Directors’ fees and expenses	2,281	1,151
Other	83,653	108,290
Total Liabilities	4,000,096	201,813
Net Assets	$76,212,312	$72,336,185
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$51,554	$72,802
Additional paid-in capital	76,897,347	76,901,731
Undistributed/(distributions in excess of) net investment income	36,103	(21,604)
Accumulated net realized loss on investments	(789,296)	(6,825,021)
Net unrealized appreciation of:
Investments	16,604	2,208,277
Net Assets	$76,212,312	$72,336,185
Shares Outstanding	5,155,384	7,280,183
Net Asset Value, Offering and Redemption Price per Outstanding Share	$14.78	$9.94
* Includes securities on loan of	$3,669,365	$—
Cost of investments	$79,584,656	$68,737,224
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended June 30, 2015 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$1,013,477	$1,327,445
Securities lending income	1,359	—
Total Income	1,014,836	1,327,445
Expenses:
Advisory fee	196,670	184,778
Service and distribution plan fees	98,335	92,389
Custodian fees	33,134	28,429
Auditing and legal fees	25,376	38,688
Transfer agent fees	53,138	26,810
Directors’ fees and expenses	9,245	8,689
Printing and postage	13,318	15,481
Registration and filing fees	14,161	14,143
Insurance	4,742	4,867
Other	6,307	5,401
Total Expenses Before Fees Waived (See Note 5)	454,426	419,675
Less: Service and Distribution Plan Fees Waived	(59,001)	(92,389)
Less: Advisory Fees Waived	(78,668)	—
Net Expenses	316,757	327,286
Net Investment Income	698,079	1,000,159
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments	148,717	184,632
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(954,771)	(1,276,071)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(806,054)	(1,091,439)
Net Decrease in Net Assets from Operations	$(107,975)	$(91,280)
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2015 (unaudited)
and for the Year Ended December 31, 2014

	Value Line Core Bond Fund
	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$698,079	$1,494,047
Net realized gain/(loss) on investments	148,717	(64,745)
Change in net unrealized appreciation/(depreciation) on investments	(954,771)	2,217,396
Net increase/(decrease) in net assets from operations	(107,975)	3,646,698
Distributions to Shareholders from:
Net investment income	(702,767)	(1,444,033)
Total distributions	(702,767)	(1,444,033)
Share Transactions:
Proceeds from sale of shares	4,487,058	1,879,189
Proceeds from reinvestment of dividends to shareholders	613,716	1,279,870
Cost of shares redeemed	(7,374,947)	(11,109,656)
Net decrease in net assets from capital share transactions	(2,274,173)	(7,950,597)
Total decrease in net assets	(3,084,915)	(5,747,932)
Net Assets:
Beginning of period	79,297,227	85,045,159
End of period	$76,212,312	$79,297,227
Undistributed net investment income included in net assets, at end of period	$36,103	$40,791
Capital Share Transactions:
Shares sold*	299,446	126,373
Shares issued to shareholders in reinvestment of dividends*	40,856	86,095
Shares redeemed*	(492,810)	(747,721)
Net decrease	(152,508)	(535,253)
*
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the capital share transactions listed above that occurred prior to October 17, 2014. Please see Note 6 for further information.

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2015 (unaudited) and
for the Periods Ended December 31, 2014 and February 28, 2014

	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2015	Period from March 1, 2014 to December 31, 2014*	Year Ended February 28, 2014
Operations:
Net investment income	$1,000,159	$1,681,279	$2,278,417
Net realized gain/(loss) on investments	184,632	77,137	(181,468)
Change in net unrealized appreciation/(depreciation) on investments	(1,276,071)	1,580,221	(3,840,197)
Net increase/(decrease) in net assets from operations	(91,280)	3,338,637	(1,743,248)
Distributions to Shareholders from:
Net investment income	(1,000,159)	(1,681,279)	(2,278,417)
Total distributions	(1,000,159)	(1,681,279)	(2,278,417)
Share Transactions:
Proceeds from sale of shares	438,234	1,151,787	1,760,117
Proceeds from reinvestment of dividends to shareholders	800,884	1,327,768	1,769,627
Cost of shares redeemed	(3,344,610)	(6,648,898)	(12,587,402)
Net decrease in net assets from capital share transactions	(2,105,492)	(4,169,343)	(9,057,658)
Total decrease in net assets	(3,196,931)	(2,511,985)	(13,079,323)
Net Assets:
Beginning of period	75,533,116	78,045,101	91,124,424
End of period	$72,336,185	$75,533,116	$78,045,101
Distributions in excess of net investment income included in net assets, at end of period	$(21,604)	$(21,604)	$(21,879)
Capital Share Transactions:
Shares sold	43,744	114,945	179,399
Shares issued to shareholders in reinvestment of dividends	79,614	132,584	180,304
Shares redeemed	(333,694)	(664,917)	(1,288,893)
Net decrease	(210,336)	(417,388)	(929,190)
*
The fund changed its fiscal year end.

See Notes to Financial Statements.

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Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Income/(loss) from investment operations:					Less distributions:
	Net Asset value beginning of year	Net investment income	Net gains/ (losses) on securities (both realized and unrealized)	Total from investment operations	Redemption fees	Dividends from net investment income	Distributions from net realized gains	Distributions from return of capital	Total distributions
Value Line Core Bond Fund(1)
Period ended June 30, 2015(2)	$14.94	0.13	(0.16)	(0.03)	—	(0.13)	—	—	(0.13)
Year ended December 31, 2014	14.55	0.27	0.38	0.65	—	(0.26)	—	—	(0.26)
Period ended December 31, 2013(5)	15.21	0.18	(0.66)	(0.48)	—	(0.15)	—	(0.03)	(0.18)
Year ended January 31, 2013	14.76	0.78	0.45	1.23	0.00(6)	(0.78)	(0.00)(6)	—	(0.78)
Year ended January 31, 2012	14.85	0.87	(0.09)	0.78	0.00(6)	(0.87)	—	—	(0.87)
Year ended January 31, 2011	14.10	0.90	0.75	1.65	0.00(6)	(0.90)	—	—	(0.90)
Year ended January 31, 2010	11.67	0.84	2.43	3.27	0.00(6)	(0.84)	—	—	(0.84)
The Value Line Tax Exempt Fund, Inc.
Period ended June 30, 2015(2)	10.08	0.14	(0.14)	—	—	(0.14)	—	—	(0.14)
Period ended December 31, 2014(9)	9.87	0.22	0.21	0.43	—	(0.22)	—	—	(0.22)
Year ended February 28, 2014	10.31	0.27	(0.44)	(0.17)	—	(0.27)	—	—	(0.27)
Year ended February 28, 2013	10.14	0.26	0.17	0.43	—	(0.26)	—	—	(0.26)
Year ended February 29, 2012	9.43	0.29	0.71	1.00	—	(0.29)	—	—	(0.29)
Year ended February 28, 2011	9.60	0.33	(0.17)	0.16	—	(0.33)	—	—	(0.33)
Year ended February 28, 2010	9.36	0.38	0.24	0.62	—	(0.38)	—	—	(0.38)
*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that occurred prior to October 17, 2014. Please see Note 7 for further information.

(2)
Unaudited for the six month period.

(3)
Not annualized.

(4)
Annualized.

(5)
Period from February 1, 2013 to December 31, 2013.

(6)
Amount is less than $0.01 per share.

(7)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(8)
Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(9)
Period from March 1, 2014 to December 31, 2014.

See Notes to Financial Statements.

	Ratios/Supplemental Data:
	Net asset value, end of year	Total return	Net assets, end of year (in thousands)	Ratio of gross expenses to average net assets*	Ratio of net expenses to average net assets**	Ratio of net investment income to average net assets	Portfolio turnover rate
Value Line Core Bond Fund(1)
Period ended June 30, 2015(2)	$14.78	(0.19)%(3)	$76,212	1.16%(4)	0.81%(4)	1.77%(4)	24%(3)
Year ended December 31, 2014	14.94	4.49%	79,297	1.26%	1.01%	1.96%	111%
Period ended December 31, 2013(5)
	14.55	(3.13)%(3)	85,045	1.30%(4)	1.15%(4)	1.17%(4)	61%(3)
Year ended January 31, 2013	15.21	8.49%	30,550	1.62%	1.32%	5.18%	103%
Year ended January 31, 2012	14.76	5.48%	32,203	1.55%	1.25%	5.95%	50%
Year ended January 31, 2011	14.85	12.01%	34,885	1.48%(7)	1.13%(8)	6.20%	42%
Year ended January 31, 2010	14.10	28.92%	37,787	1.56%	1.13%	6.51%	51%
The Value Line Tax Exempt Fund, Inc.
Period ended June 30, 2015(2)	9.94	(0.06)%(3)	72,336	1.14%(4)	0.89%(4)	2.71%(4)	3%(3)
Period ended December 31, 2014(9)
	10.08	4.38%(3)	75,533	1.19%(4)	0.94%(4)	2.61%(4)	4%(3)
Year ended February 28, 2014	9.87	(1.55)%	78,045	1.08%	0.83%	2.79%	11%
Year ended February 28, 2013	10.31	4.33%	91,124	1.24%	0.99%	2.58%	28%
Year ended February 29, 2012	10.14	10.77%	95,405	1.13%	0.88%	2.95%	24%
Year ended February 28, 2011	9.43	1.67%	76,972	1.01%(7)	0.74%(8)	3.45%	36%
Year ended February 28, 2010	9.60	6.70%	84,067	1.02%	0.76%	3.99%	146%

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange (“NYSE”) on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

June 30, 2015

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the six months ended June 30, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2015, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Repurchase Agreements:   Value Line Core Bond Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Funds acquire securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. Each Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Funds’ custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Funds’ policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Funds, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At period end, there were no open repurchase agreements for the Value Line Funds.
(D) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2015, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.

Notes to Financial Statements (unaudited) continued

(E) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Six-Month Period Ended June 30, 2015	Year Ended December 31, 2014
Value Line Core Bond Fund
Dividends per share from net investment income	$0.1338	$0.2601
The Value Line Tax Exempt Fund, Inc.
Dividends per share from net investment income	$0.1351	$0.2187*
*
Period from March 1, 2014 to December 31, 2014.

The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.
Income dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declares and pays dividends monthly. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(F) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.

June 30, 2015

Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2015, the Value Line Funds were not invested in joint repurchase agreements.
As of June 30, 2015, the Value Line Core Bond Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Core Bond Fund	$3,669,365	$3,746,588	$3,746,306
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (unaudited) continued

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Core Bond Fund	$10,815,551	$8,621,244	$9,175,851	$9,775,720
The Value Line Tax Exempt Fund, Inc.	1,982,264	3,971,421	0	0
4.   Income Taxes
At June 30, 2015, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Core Bond Fund	$79,584,656	$865,169	$(848,565)	$16,604
The Value Line Tax Exempt Fund, Inc.	68,737,224	2,474,504	(266,228)	2,208,276
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Advisory fees of  $196,670 and $184,778, for the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., respectively, were paid or payable to the Adviser for the six months ended June 30, 2015. For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. advisory fees were computed at an annual rate of 0.50% of the Fund’s average daily net assets during the period prior to any fee waivers. The Funds advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. Effective February 1, 2013, and voluntarily renewed annually through June 30, 2015, the Adviser contractually agreed to waive 0.10% of the advisory fee for the Value Line Core Bond Fund. The fees waived amounted to $78,668 for the six months ended June 30, 2015. The Adviser has no right to recoup previously waived amounts.
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the six months ended June 30, 2015, fees amounting to $98,335 and $92,389 before fee waivers for the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., respectively, were paid or payable to the Distributor under this plan. Effective June 1, 2007, and voluntarily renewed annually, the Distributor contractually agreed to reduce the 12b-1 fee by 0.10% for the Value Line Core Bond Fund. Effective July 1, 2008, and voluntarily renewed annually, the Distributor contractually agreed to waive the 12b-1 fees for The Value Line Tax Exempt Fund, Inc., for the year ended February 28, 2014 and the period ended December 31, 2014. For the six months ended June 30, 2015, the fees waived amounted to $59,001 and $92,389 for the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., respectively. The Distributor has no right to recoup previously waived amounts.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

June 30, 2015

Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At June 30, 2015, the officers and directors of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc., as a group owned less than 1% of the outstanding shares of each Fund.
6.   Other
The Board of Trustees authorized a 3-for-1 reverse stock split effective October 17, 2014, for the Value Line Core Bond Fund. The transaction had no impact on total return, net assets, or any ratio presented in the Statements of Financial Highlights.
7.   New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11. Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) – Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 through June 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 1/1/15	Ending account value 6/30/15	Expenses paid during the period 1/1/15 thru 6/30/15*
Actual
Value Line Core Bond Fund	$1,000.00	$998.10	$4.01
The Value Line Tax Exempt Fund, Inc.	1,000.00	999.40	4.41
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	1,000.00	1,020.78	4.06
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,020.38	4.46
*
Expenses are equal to the Funds’ annualized expense ratio of 0.81% and 0.89%, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE CORE BOND FUND AND THE VALUE LINE TAX EXEMPT FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Core Bond Fund and Value Line Tax Exempt Fund (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Trustees or Directors, as applicable, who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
In considering whether the continuance of a Fund’s Agreement was in the best interests of such Fund and its shareholders, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In selecting the Adviser and approving the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Value Line Core Bond Fund within its Intermediate-Term Bond category and the Value Line Tax Exempt Fund within its Muni National Long category.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Value Line Core Bond Fund consisting of 11 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for the Value Line Tax Exempt Fund consisting of 13 other retail funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) each Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

Semi-Annual Report (continued)

Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index.
Value Line Core Bond Fund.   The Board reviewed the Fund’s overall investment performance for various periods of time and compared it to the performance of the Peer Group and Category since the change in the Fund’s investment approach from a high yield fund to a core bond fund on December 3, 2012, which the Board determined was the most relevant time period for these purposes. The Board noted that the Fund outperformed the Peer Group median but not the benchmark index and Category median for the one-year period ended March 31, 2015. The Board also noted that the Fund’s performance for the three-year period ended March 31, 2015 was below the performance of the Category medians but not the Peer Group median or benchmark index. The Board considered the Fund’s performance-related metrics and risk-related related metrics noting that the average credit quality of the Fund’s investments was higher than that of funds in its Peer Group and Category, which may account for at least a portion of the comparatively lower returns of the Fund relative to the Peer Group and Category.
Value Line Tax Exempt Fund.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2015. The Board noted that the Fund held a higher allocation of AA-rated and AAA-rated investments than the other funds in its Peer Group and Category. The Adviser stated that its the conservative bias likely accounts for at least a portion of the comparatively lower returns of the Fund during periods in which risk was rewarded in the tax exempt market.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Management Fee.   The Board considered the Adviser’s management fee rate under each Fund’s Agreement relative to the management fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the costs of providing fund accounting services for the Fund as part of the management fee. The Board was informed that the management fee rates for funds in the Peer Group and Category most likely did not include the provision of fund accounting services and, if it did, the Fund’s management fee rate would have compared more favorably. After a review of the information provided to the Board, the Board concluded that each Fund’s management fee rate was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Core Bond Fund.   Before giving effect to the Fund’s existing fee waiver in an amount equal to 0.20% of the Fund’s average daily net assets and fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Peer Group median but slightly higher than that of the Category median. After considering the foregoing, the Adviser and the Board agreed to eliminate the existing management fee waiver in favor of an expense limitation agreement described under “Expenses” below.
Value Line Tax Exempt Fund.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was the same as that of the Peer Group median but slightly greater than that of the Category median.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Core Bond Fund.   The Board noted that, for the most recent fiscal year for which audited financial data is available, after giving effect to the Fund’s existing fee waivers (composed of a Rule 12b-1 fee waiver in an amount equal to 0.10% of the Fund’s average daily net assets and the management fee waiver described above) and fee waivers applicable certain funds in the Peer Group and Category, the Fund’s expense ratio was the same as that of the Peer Group but higher than that of the Category. The Board further noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians before giving effect to existing fee waivers applicable to the Fund and certain funds in the Peer Group and Category. After considering the forgoing, the Adviser, the Distributor, and the Board agreed to eliminate the current Rule 12b-1 fee waiver and management fee waiver in favor of an expense limitation agreement pursuant to which the Adviser and the Distributor have agreed to waive a proportionate amount of their advisory fees and Rule 12b-1 fees, respectively, and the Adviser has further agreed to reimburse certain expenses of the Fund, to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the

Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within three years after the end of the fiscal year in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2016 only with the agreement of the Fund’s Board.
Value Line Tax Exempt Fund.   The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of the Fund’s Rule 12b-1 fee for another one period ending June 30, 2016. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians, before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Funds’ overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with each of the Funds, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.   The Board considered that, given both the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for either Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a management fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue each Agreement as in the best interest of that Fund and its shareholders.

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The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

  *
Formerly known as The Value Line Fund, Inc.

 **
Formerly known as Value Line Larger Companies Fund, Inc.

***
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5.   Audit Committee of Listed Registrants
Not Applicable.
Item 6.   Investments
Not Applicable
Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not Applicable
Item 8.   Portfolio Managers of Closed-End Management Investment Companies
Not Applicable
Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not Applicable
Item 10.   Submission of Matters to a Vote of Security Holders
Not Applicable
Item 11.   Controls and Procedures.
(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Exhibits.
(a)
Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)
(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)
Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
By	/s/ Mitchell E. Appel
Mitchell E. Appel, President
Date:	September 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer
By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer
Date:	September 10, 2015